Securities and Exchange Commission
                             Washington, D.C. 20549
                      -----------------------------------

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-1

                                 Reno Air, Inc.
               (Name of Registrant as Specified In Its Charter)

      ---------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of filing Fee (Check the appropriate box):
[X] No fee required

    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transaction applies:
     2)   Aggregate number of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed maximum aggregate value of transaction:
     5)   Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:
     2)   Form, Schedule or Registration Statement No.:
     3)   Filing Party:
     4)   Date Filed:

May 1, 1997



Form Letter to Certain Shareholders



As a key shareholder in Reno Air, Inc., I am writing to request your support for both the Proposal to Amend and Restate the 1992 Stock Option Plan and the Proposal to Adopt the Reno Air Director Stock Option Plan. These resolutions will result in an increase to the number of options available for grant to an additional 1.7 million shares for Reno Air employees, and an additional 300,000 shares for current and future outside Directors of our Company. More information can be found in the 1997 proxy on pages 12-14.

These proposals were submitted after long and careful consideration. We believe they deserve your support for the following reasons:

     It is in the best interest of shareholders to maintain a strong and on-going linkage between employee performance and the creation of stockholder value through incentive programs that reward Company performance and profitability.

     Our proposal will allow the continued implementation of broad-based employee performance reward programs below the executive level, and will allow key contributors to attain a proportionately larger equity ownership position over time.

     Incentive   stock  options  at  Reno  Air  are  a  significant  benefit  to employees, and the continued use of such options allows the Company to maintain cash compensation at a conservative level.

Reno Air has successfully implemented an employee compensation structure that enables the Company to provide long term incentives (stock) along with conservative wages, while maintaining the airline's product quality. Low costs and high quality are the unique trademarks that have made Reno Air one of the few profitable young carriers in the industry.

Going forward, we need to ensure that the Company can continue to attract and retain highly skilled and motivated employees, while maintaining a compensation structure that does not accelerate growth of the Company's fixed costs. Stock options are an important and effective means to align employee and shareholder interest. Therefore, we request your support to provide a pool of stock options which will allow top performers to obtain a greater ownership horizon over time, will be sufficient to last for several years, and will ensure that our Company maintains a quality team of executives, managers and employees.

If you have not already done so, please sign, date and return the proxy, which was included in the Notice of Annual Meeting of Shareholders that was mailed to you last week.

Thank you for consideration of this request. We cannot accomplish our mission without your support.

Sincerely,



Robert W. Reding
President and CEO

May 1, 1997



Form Letter to Certain Shareholders

As key investors in Reno Air, Inc., we are writing to request your support for both the Proposal to Amend and Restate the 1992 Stock Option Plan and the Proposal to Adopt the Reno Air Director Stock Option Plan. These resolutions will result in an increase to the number of options available for grant to an additional 1.7 million shares for Reno Air employees, and an additional 300,000 shares for current and future outside Directors of our Company. More information can be found in the 1997 proxy on pages 12-14.

These proposals were submitted after long and careful consideration. We believe they deserve your support for the following reasons:

     It is in the best interest of shareholders to maintain a strong and on-going linkage between employee performance and the creation of stockholder value through incentive programs that reward Company performance and profitability.

     Our proposal will allow the continued implementation of broad-based employee performance reward programs below the executive level, and will allow key contributors to attain a proportionately larger equity ownership position over time.

     Incentive   stock  options  at  Reno  Air  are  a  significant  benefit  to employees, and the continued use of such options allows the Company to maintain cash compensation at a conservative level.

Reno Air has successfully implemented an employee compensation structure that enables the Company to provide long term incentives (stock) along with conservative wages, while maintaining the airline's product quality. Low costs and high quality are the unique trademarks that have made Reno Air one of the few profitable young carriers in the industry.

Going forward, we need to ensure that the Company can continue to attract and retain highly skilled and motivated employees, while maintaining a compensation structure that does not accelerate growth of the Company's fixed costs. Stock options are an important and effective means to align employee and shareholder interest. Therefore, we request your support to provide a pool of stock options which will allow top performers to obtain a greater ownership horizon over time, will be sufficient to last for several years, and will ensure that our Company maintains a quality team of executives, managers and employees.

If you have not already done so, please sign, date and return the proxy, which was included in the Notice of Annual Meeting of Shareholders that was mailed to you last week.

Please feel free to contact either J.T. Fisher or myself at 702/686-3835 should you have any questions or concerns. Thank you for consideration of this request. We cannot accomplish our mission without your support.

Sincerely,



Robert W. Reding                    J.T. Fisher
President and CEO                   Vice President and CFO

May 1, 1997


Form Letter to Certain Shareholders

We are  writing to  request  your  support  for both the  Proposal  to Amend and
Restate the 1992 Stock Option Plan and the Proposal to Adopt the Reno Air Director Stock Option Plan. As is apparent, these resolutions will result in an increase to the number of options available for grant to an additional 1.7 million shares for Reno Air employees, and an additional 300,000 shares for current and future outside Directors of our Company. Additional information can be found in the 1997 proxy on pages 12-14.

These proposals were submitted after long and careful consideration. We believe they deserve your support for the following reasons:

     It is in the best interest of shareholders to maintain a strong and on going linkage between employee performance and the creation of stockholder value through incentive programs that reward Company performance and profitability.

     Our proposal will allow the continued implementation of broad-based employee performance reward programs below the executive level, and will allow key contributors to attain a proportionately larger equity ownership position over time.

     Incentive   stock  options  at  Reno  Air  are  a  significant  benefit  to employees, and the continued use of such options allows the Company to maintain cash compensation at a conservative level.

Reno Air has successfully implemented an employee compensation structure that enables the Company to provide long term incentives (stock) along with conservative wages, while maintaining the airline's product quality. Low costs and high quality are the unique trademarks that have made Reno Air one of the few profitable young carriers in the industry.

Going forward, we need to ensure that the Company can continue to attract and retain highly skilled and motivated employees, while maintaining a compensation structure that does not accelerate growth of the Company's fixed costs. Stock options are an important and effective means to align employee and shareholder interests. Therefore, we request your support to provide a pool of stock options which will allow top performers to obtain a greater ownership horizon over time, will be sufficient to last for several years, and will ensure that our Company maintains a quality team of executives, managers and employees.

If you have not already done so, please sign, date and return the proxy which was included in the Notice of Annual Meeting of Stockholders that was mailed to you last week. Should you have any questions or wish to discuss these matters in greater depth, Daneen Isenberg, Executive Assistant, will be contacting you to arrange a mutually satisfactory time for a follow-up conversation.

Thank you for consideration of this request. We cannot accomplish our mission without your support.


Sincerely,




Robert W. Reding                                 J.T. Fisher
President & CEO                                  Vice President Finance & CFO

RWR/dai